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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 MARCH 24, 2005
                                (Date of Report)


                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its Charter)


                                        1-11718
                                 (Commission File No.)

          MARYLAND                                            36-3857664
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                    60606
  (Address of principal executive offices)                    (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule (14d-2(b)) under the
    Exchange Act (17 CFR.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule (13e-4(c)) under the Exchange Act (17 CFR.13e-4(c))



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ITEM 8.01         OTHER EVENTS

         Equity LifeStyle Properties, Inc. (NYSE: ELS) announced that its operating partnership, MHC Operating Limited Partnership (the "Operating Partnership"), has issued $25 million of 8.0625% Series D Cumulative Redeemable Perpetual Preference Units (the "Series D 8% Units"), to institutional investors. The Series D 8% Units are non-callable for five years. In addition, the Operating Partnership had an existing $125 million of 9.0% Series D Cumulative Redeemable Perpetual Preference Units (the "Series D 9% Units") outstanding that were callable by the Company as of September 2003. In connection with the new issue, the Operating Partnership has agreed to extend the non-call provision of the Series D 9% Units to be coterminous with the new issue, and the institutional investors holding the Series D 9% Units have agreed to lower the rate on such units to 8.0625%. All of the units have no stated maturity or mandatory redemption. Net proceeds from the offering were used to pay down amounts outstanding under the Company's line of credit. The transaction is not expected to have any material impact on previously issued guidance for 2005.

         The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Equity LifeStyle Properties, Inc. owns or has an interest in 275 quality communities in 25 states and British Columbia consisting of 101,232 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.





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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                               EQUITY LIFESTYLE PROPERTIES, INC.




                                               BY: /s/ Michael B. Berman
                                                   ----------------------------
                                                   Michael B. Berman
                                                   Vice President, Treasurer and
                                                      Chief Financial Officer






DATE: March 28, 2005